UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

West Pharmaceutical Services, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! WEST PHARMACEUTICAL SERVICES, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS P.O. BOX 1342 BRENTWOOD, NY 11717 You invested in WEST PHARMACEUTICAL SERVICES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 24, 2022. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper copy of voting material(s) by requesting prior to May 10, 2022. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* May 24, 2022 10:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/WST2022 Smartphone users Point your camera here and vote without entering a control number V1 For complete information and to vote, visit www.ProxyVote.com Control # D82196-P67507 WEST PHARMACEUTICAL SERVICES, INC. 2022 Annual Meeting Vote by May 23, 2022 11:59 PM ET. For shares held in a Plan, vote by May 21, 2022 11:59 PM ET. *Please check the meeting materials for any special requirements for meeting attendance.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D82197-P67507 1. Election of Directors; Nominees: 1c. Robert Friel 1a. Mark A. Buthman 1d. Eric M. Green 1b. William F. Feehery 1f. Thomas W. Hofmann 1e. Molly E. Joseph 1g. Deborah L. V. Keller 1h. Myla P. Lai-Goldman 1i. Douglas A. Michels 1j. Paolo Pucci 2. Advisory vote to approve named executive officer compensation; and 3. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2022. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For For For For For For For For For For For